UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 23, 2008

Saia, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11465 Johns Creek Parkway, Suite 400, Johns Creek, Georgia		30097
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-232-5067

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2008, Saia, Inc. (the "Company") entered into amendments to employment agreements with Richard D. O’Dell, President and Chief Executive Officer, Anthony D. Albanese, Senior Vice President, Operations and Sales and Herbert A. Trucksess III, Chairman of the Board of Directors. Additionally, on October 23, 2008, the Company entered into amendments to executive severance agreements with Mr. James A. Darby, Vice President of Finance and Chief Financial Officer, Mr. Mark H. Robinson, Vice President of Information Technology and Chief Information Officer, Ms. Sally R. Buchholz, Vice President of Marketing and Customer Service and Messrs. O’Dell and Albanese. The amendments, copies of which are filed as exhibits to this Form 8-K, are effective January 1, 2009 and reflect certain changes to comply with 409A of the Internal Revenue Code of 1986, as amended, and the regulations or other guidance promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits.

10.1 Amendment to Employment Agreement between Saia, Inc. and Richard D. O’Dell, dated as of October 23, 2008.

10.2 Amendment to Amended and Restated Employment Agreement between Saia, Inc. and Anthony D. Albanese, dated as of October 23, 2008.

10.3 Amendment to Employment Agreement between Saia, Inc. and Herbert A. Trucksess, dated as of October 23, 2008.

10.4 Amendment to Amended and Restated Executive Severance Agreement between Saia, Inc. and Richard D. O’Dell, dated as of October 23, 2008.

10.5 Amendment to Amended and Restated Executive Severance Agreement between Saia, Inc. and Anthony D. Albanese, dated as of October 23, 2008.

10.6 Amendment to Executive Severance Agreement between Saia, Inc. and James A. Darby, dated as of October 23, 2008.

10.7 Amendment to Executive Severance Agreement between Saia, Inc. and Mark H. Robinson, dated as of October 23, 2008.

10.8 Amendment to Executive Severance Agreement between Saia, Inc. and Sally R. Buchholz, dated as of October 23, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saia, Inc.

October 29, 2008	By:	James A. Darby

Name: James A. Darby
Title: Vice President of Finance and CFO

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Employment Agreement between Saia, Inc. and Richard D. O’Dell, dated as of October 23, 2008
10.2	Amendment to Amended and Restated Employment Agreement between Saia, Inc. and Anthony D. Albanese, dated as of October 23, 2008
10.3	Amendment to Employment Agreement between Saia, Inc. and Herbert A. Trucksess, dated as of October 23, 2008
10.4	Amendment to Amended and Restated Executive Severance Agreement between Saia, Inc. and Richard D. O’Dell, dated as of October 23, 2008
10.5	Amendment to Amended and Restated Executive Severance Agreement between Saia, Inc. and Anthony D. Albanese, dated as of October 23, 2008
10.6	Amendment to Executive Severance Agreement between Saia, Inc. and James A. Darby, dated as of October 23, 2008
10.7	Amendment to Executive Severance Agreement between Saia, Inc. and Mark H. Robinson, dated as of October 23, 2008
10.8	Amendment to Executive Severance Agreement between Saia, Inc. and Sally R. Buchholz, dated as of October 23, 2008